ACCOUNTS PAYABLE (Details) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2012		Sep. 30, 2011
Payable to third-party suppliers	$ 775		$ 942
Accounts payable	$ 775	[1]	$ 942	[1]

[1]	All of the VIE's assets can be used to settle obligations of their primary beneficiary. Liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company's general assets (Note 3).